Exhibit 10.25

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of March 30, 2007, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership (“Holdings”), GRAHAM PACKAGING COMPANY, L.P., a Delaware limited partnership (the “Borrower”), GPC CAPITAL CORP. I, a Delaware corporation (the “Co-Borrower”), the Lenders party thereto from time to time, CITIGROUP GLOBAL MARKETS INC., as syndication agent (in such capacity, the “Syndication Agent”), GOLDMAN SACHS CREDIT PARTNERS, L.P., GENERAL ELECTRIC CAPITAL CORPORATION and LEHMAN COMMERCIAL PAPER INC., as co-documentation agents (in such capacity, each a “Co-Documentation Agent”), DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, LASALLE BANK NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY, as senior managing agents (in such capacity, each a “Senior Managing Agent”), DEUTSCHE BANK SECURITIES INC., as joint lead arranger and joint book runner (“DBSI”), CITIGROUP GLOBAL MARKETS INC., as joint lead arranger and joint book runner (“Citigroup”), and GOLDMAN SACHS CREDIT PARTNERS, L.P., as joint book runner (“Goldman Sachs”, and together with DBSI and Citigroup in their respective capacities as joint lead arrangers and joint book runners, the “Arrangers”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders from time to time party thereto, and the Agents are parties to a Credit Agreement, dated as of October 7, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to enter into certain agreements and amendments regarding the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.             Amendments to the Credit Agreement

1.             The definition of “Financial Performance Covenants” appearing in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Financial Performance Covenants” shall mean the covenant of Holdings and the Borrower set forth in Section 6.12.

2.             The definition of “Incremental Commitment Request Requirements” appearing in Section 1.01 of the Credit Agreement is hereby amended by restating clause (y) thereof in its entirety as follows:

“(y) the Senior Secured Net Leverage Ratio on the last day of the Test Period most recently ended prior to the date of the request for Incremental Revolving Credit Commitments or Incremental B Term Loan Commitments, as the case may be, shall not exceed 4.50:1.00, with such calculation to be made on a Pro Forma Basis, as if the relevant Loans to be made pursuant to such Incremental Revolving Credit Commitments or to such Incremental B Term Loan Commitments (in each case, assuming the full utilization thereof) had been incurred, and the proposed Permitted Business Acquisition (if any) to be financed with the proceeds of such Loans (as well as other Permitted Business Acquisitions theretofore consummated after the first day of such Test Period) had occurred, on the first day of such Test Period or (ii) the Senior Secured Net Leverage Ratio calculated in the manner described above shall be less than the Senior Secured Net Leverage Ratio calculated as provided above but prior to giving effect to the incurrence of such Loans and the consummation of the Permitted Business Acquisition (if any) to be financed with the proceeds of such Loans as described above in this clause (z).”

3.             The definition of “Interest Coverage Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

Exhibit 10.25

“Interest Coverage Ratio” shall mean, for any Test Period, the ratio of (a) EBITDA of the Borrower and its Subsidiaries for such Test Period to (b) Cash Interest Expense for such Test Period.

4.             The definition of “Permitted Business Acquisition” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Sections 6.11 and 6.12” appearing in clause (d)(i) thereof and inserting the text “Section 6.12” in lieu thereof.

5.             The definition of “Permitted Business Acquisition Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical statement appearing therein in its entirety and inserting the following new parenthetical statement in lieu thereof:

“(as established pursuant to a certificate of a Financial Officer of the Borrower showing the Net Leverage Ratio for the most recently ended Test Period for which financial statements were delivered (or required to be delivered) pursuant to Section 5.04(a) or (b), as the case may be)”.

6.             The definition of “Pro Forma Basis” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the second parenthetical statement appearing in clause (ii) of such definition in its entirety and inserting the following new parenthetical statement in lieu thereof:

“(or, in the case of determinations made pursuant to the definition of Permitted Business Acquisition or Section 6.01(y) contained herein, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Business Acquisition is consummated or the respective Subordinated Indebtedness is assumed or incurred in accordance with Section 6.01(y), as the case may be)”.

7.             Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Final Third Amendment Effective Date” shall have the meaning provided in the Third Amendment”.

“Preliminary Third Amendment Effective Date” shall have the meaning provided in the Third Amendment Effective Date.

“Senior Secured Net Indebtedness” shall mean, at any time, all outstanding Indebtedness of the Borrower and its Subsidiaries at such time that is secured by a Lien on any property owned by the Borrower or any of its Subsidiaries, minus (i) unrestricted cash and cash equivalents (determined in accordance with GAAP) of the Borrower and its Subsidiaries at such time; provided that in determining the aggregate amount of cash and cash equivalents as provided above, such determination shall be made without giving effect to any cash or cash equivalents constituting (in whole or in part) Designated Capital Contributions or proceeds thereof, (ii) all outstanding Subordinated Indebtedness at such time and (iii) all Indebtedness outstanding at such time that is secured only by a Lien (or Liens) that is (or are) subordinated to the Liens securing the Obligations and the Obligations (as defined in the Guarantee Agreements) pursuant to effective subordination provisions that are satisfactory to the Administration Agent.

“Senior Secured Net Leverage Ratio” shall mean, on any date, the ratio of (a) Senior Secured Indebtedness on such date to EBITDA for four consecutive fiscal quarters of the Borrower most recently ended as of such date.

“Subordinated Indebtedness” shall mean Indebtedness of Borrower and its Subsidiaries that is by its terms expressly subordinated in right of payment to the Obligations of Borrower or such Subsidiary, as applicable, provided that (a) such Indebtedness shall be subject to subordination provisions that are reasonably satisfactory to and approved by the Administrative Agent and (b) such Indebtedness shall not have any principal payments or prepayments (other than pursuant to customary asset sale and change of control offers to purchase) or mature while any Loans are outstanding.

“Third Amendment” shall mean the Third Amendment to the Credit Agreement, dated as of March 30, 2007, among Holdings, the Borrower, the Co-Borrower, the Loan Parties, certain Lenders and the Administrative Agent.”

Exhibit 10.25

8.             Section 2.05(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(f) All prepayments (and/or conversions) of principal of B Term Loans (whether voluntary or mandatory) made in connection with a Repricing Transaction after the Final Third Amendment Effective Date and on or prior to the first anniversary of the Final Third Amendment Effective Date will be subject to payment to the Administrative Agent, for the ratable account of each Lender with outstanding B Term Loans, of a fee in an amount equal to 1.0% of the aggregate principal amount of the B Term Loans so prepaid and/or converted. Such prepayment fees shall be due and payable upon the date of any such prepayment or conversion of B Term Loans in connection with a Repricing Transaction.”.

9.             Section 2.11(a) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting the following table in lieu thereof:

Date	B Term Loan Amount
June 30, 2007	$4,687,500
September 30, 2007	$4,687,500
December 31, 2007	$4,687,500
March 31, 2008	$4,687,500
June 30, 2008	$4,687,500
September 30, 2008	$4,687,500
December 31, 2008	$4,687,500
March 31, 2009	$4,687,500
June 30, 2009	$4,687,500
September 30, 2009	$4,687,500
December 31, 2009	$4,687,500
March 31, 2010	$4,687,500
June 30, 2010	$4,687,500
September 30, 2010	$4,687,500
December 31, 2010	$4,687,500
March 31, 2011	$4,687,500
June 30, 2011	$4,687,500
September 30, 2011	$4,687,500
B Term Loan Maturity Date	$1,790,625,000

10.           Section 2.11(a) of the Credit Agreement is hereby further amended by deleting the penultimate sentence thereof in its entirety. Any changes to the above schedule pursuant to the last sentence of Section 2.11(a) of the Credit Agreement and Section 2.11(c) of the Credit Agreement shall only occur as a result of incurrences or prepayments of B Term Loans after the Final Third Amendment Effective Date (as defined below).

11.           The Lenders hereby waive the mandatory prepayment required pursuant to Section 2.12(d) with respect to the Excess Cash Flow Period ending closest to December 31, 2006.

12.           Section 2.12(e) of the Credit Agreement is hereby amended by deleting the second proviso contained therein in its entirety.

13.           Section 2.22(a) of the Credit Agreement is hereby amended by restating clause (iv) thereof in its entirety as follows:

“(iv) the aggregate amount of all Incremental Revolving Credit Commitments provided pursuant to this Section 2.22 after the Final Third Amendment Effective Date, when combined with the aggregate amount of all Incremental B Term Loan Commitments provided pursuant to Section 2.23 after the Final Third Amendment Effective Date, shall not exceed $300,000,000”.

14.           Section 2.23(a) of the Credit Agreement is hereby amended by restating clause (iv) thereof in its entirety as follows:

Exhibit 10.25

“(iv) the aggregate amount of all Incremental B Term Loan Commitments provided pursuant to this Section 2.23 from and after the Final Third Amendment Effective Date, when combined with the aggregate amount of all Incremental Revolving Credit Commitments provided pursuant to Section 2.22 from and after the Final Third Amendment Effective Date, shall not exceed $300,000,000”.

15.           Section 3.13 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence of such Section:

“, provided that the proceeds of the New Term Loans and the Additional New Term Loans (each as defined in the Third Amendment) shall be used only for the purposes specified in the Third Amendment”.

16.           Section 5.04(c) of the Credit Agreement is hereby amended by deleting the text “covenants contained in Sections 6.10, 6.11 and 6.12” and inserting the text “covenant contained in Section 6.10 and 6.12 “ in lieu thereof.

17.           Section 5.08 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section:

“, provided that the proceeds of the New Term Loans and the Additional New Term Loans (each as defined in the Third Amendment) shall be used only for the purposes specified in the Third Amendment”.

18.           Section 5.11 of the Credit Agreement is hereby amended by deleting the text “$3,000,000” each place such text appears therein and inserting the text “$5,000,000” in lieu thereof.

19.           Section 5.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Third Amendment Mortgage Amendments.     Within 60 days following the Preliminary Third Amendment Effective Date (unless otherwise agreed by the Collateral Agent), if and to the extent required by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “Third Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the Third Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties (except Liens under Section 6.02) and subject to no other Liens except as are permitted by Section 6.02 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations.”

20.           Section 6.01(k) of the Credit Agreement is hereby amended by deleting the text “$60,000,000” and inserting the text “$75,000,000” in lieu thereof.

21.           Section 6.01(p) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(p) (x) Indebtedness of the Borrower and the Guarantors under the Senior Notes and the other Senior Note Documents, and any Permitted Refinancing Indebtedness in respect thereof (or in respect of Permitted Refinancing Indebtedness previously incurred pursuant to this sub-clause (x)), in an aggregate principal amount not to exceed $250,000,000, and (y) Indebtedness of the Borrower and the Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Notes Documents, and any Permitted Refinancing Indebtedness in respect thereof (or in respect of Permitted Refinancing Indebtedness previously incurred pursuant to this sub-clause (y)), in an aggregate principal amount not to exceed $375,000,000.”

22.           Section 6.01 of the Credit Agreement is hereby further amended by (i) deleting the text “and” appearing at the end of clause (w) thereof, (ii) deleting the period appearing at the end thereof and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (y) at the end thereof:

“(y) Subordinated Indebtedness (which may be guaranteed on a subordinated basis by the Subsidiary Guarantors); provided that both immediately prior and after giving effect to the incurrence (or assumption) thereof (i) no Default or Event of Default shall exist or result therefrom and (ii) the Interest

Exhibit 10.25

Coverage Ratio for the most recently ended Test Period (calculated after giving effect to the assumption or incurrence of such Subordinated Indebtedness on a Pro Forma Basis) shall be greater than 2.00:1.00”.

23.           Section 6.02(r) of the Credit Agreement is hereby amended by deleting the text “$40,000,000” and inserting the text “$50,000,000” in lieu thereof.

24.           Section 6.02(y) of the Credit Agreement is hereby amended to read in its entirety as follows:

“[Intentionally Omitted.]”.

25.           Section 6.03 of the Credit Agreement is hereby amended by deleting the text “$60,000,000” appearing therein and inserting the text “$75,000,000” in lieu thereof.

26.           Section 6.04(k) of the Credit Agreement is hereby amended by deleting the text “$125,000,000” appearing therein and inserting the text “$150,000,000” in lieu thereof.

27.           Section 6.09(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(b)(i) Make (or give any notice in respect thereof that cannot be revoked at the option of the Borrower) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before the date due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, change of control, receipt of Net Proceeds, generation of excess cash flow, or any similar event of, any Senior Notes or any refinancing or successive refinancing thereof or the Senior Subordinated Notes or any refinancing or successive refinancing thereof, except, in each case, with the proceeds of any Permitted Refinancing Indebtedness incurred pursuant to the relevant sub-clause of Section 6.01(p), or (ii) amend or modify, or permit the amendment of modification of, any Senior Notes (or any refinancing or successive refinancing thereof) or the Senior Subordinated Notes (or any refinancing or successive refinancing thereof), or any agreement (including, without limitation any Senior Note Document or Senior Subordinated Notes Document) relating thereto, other than amendments or modifications which do not in any way adversely affect, in any material respect, the interest of the Lenders and which do not affect the subordination provisions thereof, if any.”

28.           Section 6.11 of the Credit Agreement is hereby amended by deleting said section in the entirety and inserting the following in lieu thereof:

“Section 6.11. [Intentionally omitted.].”

29.           SECTION 6.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Section 6.12. Senior Secured Net Leverage Ratio. Permit the Senior Secured Net Leverage Ratio to exceed 5.50:1.00 on the last day of any fiscal quarter.”.

30.           Schedule A to the Credit Agreement is hereby amended (effective only for periods from and after the Final Third Amendment Effective Date (as defined below)) by deleting the table appearing in said schedule in its entirety and inserting the following table in lieu thereof:

Category Period	LIBOR Margin for Revolving Loans	LIBOR Margin for B Term Loans	ABR Margin for Revolving Loans	ABR Margin for B Term Loans
Category A Period	2.75%	2.50%	1.75%	1.50%
Category B Period	2.75%	2.25%	1.75%	1.25%
Category C Period	2.50%	2.00%	1.50%	1.00%

Exhibit 10.25

31.           Schedule A to the Credit Agreement is hereby further amended by restating the definition of “Category A Period” appearing therein in its entirety as follows:

“Category A Period” shall exist at any time when the Borrower’s corporate credit rating issued by Moody’s Investors Service, Inc. is B3 or lower.

32.           Schedule A to the Credit Agreement is hereby further amended by restating the definition of “Category B Period” appearing therein in its entirety as follows:

“Category B Period” shall exist at any time no other Category Period is then in effect.

33.           Schedule A to the Credit Agreement is further amended by inserting the following definition of “Category C Period” immediately following the definition of “Category B Period” as follows:

“Category C Period” shall exist at any time if (i) Holdings has received cash proceeds from the sale after the Final Third Amendment Effective Date of its Equity Interests pursuant to a public offering of common stock, (ii) the Net Leverage Ratio is less than or equal to 4.75 to 1.00 as at the last day of the most recent fiscal quarter for which financial statements have been, or were required to be, delivered pursuant to Section 5.04(a) or (b), as applicable and (iii) on or prior to the day that Holdings has received such cash proceeds, the Borrower shall have received a corporate family rating from Moody’s Investors Service, Inc. of at least B1, and such rating shall be in effect on the day that Holdings has received such cash proceeds.

II.             New Term Loans

1.             The New Term Lenders (as defined below) hereby agree to provide a new Tranche of term loans under the Credit Agreement as contemplated in Section 9.08(c)(ii)(a) thereof (such term loans, the “New Term Loans”). The proceeds of the New Term Loans shall be applied on the Preliminary Third Amendment Effective Date (as defined below) to refinance all outstanding B Term Loans.

On the Preliminary Third Amendment Effective Date, all outstanding B Term Loans shall be refinanced, as described below, with New Term Loans having the following terms: (i) the borrower of the New Term Loans shall be the Borrower, (ii) the aggregate principal amount of the New Term Loans on the Preliminary Third Amendment Effective Date shall equal the aggregate principal amount of all outstanding B Term Loans outstanding on the Preliminary Third Amendment Effective Date prior to giving effect to this Third Amendment, (iii) after giving effect to this Third Amendment, all terms applicable to the New Term Loans (including, without limitation, maturity) shall be the same as those that theretofore applied to the B Term Loans; provided that the interest rate margins applicable to the New Term Loans shall be as provided in Part I.30 of this Third Amendment and (iv) after the refinancing contemplated by this Part II.2. has occurred (and at all times after the Third Amendment Effective Date), the New Term Loans made hereunder shall thereafter for all purposes of the Credit Agreement be referred to as (and constitute) “B Term Loans”, with all provisions of the Credit Agreement and related Loan Documents applicable to B Term Loans (and to Loans) to fully apply to said New Term Loans (which shall thereafter be called (and constitute) “B Term Loans” and shall constitute “Loans” under the Credit Agreement and for purposes of the Loan Documents); provided that, notwithstanding the foregoing provisions of this clause (iii), the New Term Loans made hereunder shall not constitute “B Term Loans” with respect to provisions of the Credit Agreement that were applicable only on the Closing Date, including, Section 2.01(a), Section 2.03 and Section 2.04(e) (to the extent relating to the Closing Date or assignments effected before the Third Amendment Effective Date) of the Credit Agreement.

3.             The Administrative Agent has prepared a schedule (the “New Term Loan Commitment Schedule”) which sets forth the allocated commitments received by it (“New Term Loan Commitments”) from various Lenders (including Persons to become Lenders on the Preliminary Third Amendment Effective Date) (each, a “New Term Loan Lender”) to make New Term Loans on the Preliminary Third Amendment Effective Date in accordance with the relevant provisions of this Third Amendment. The Administrative Agent has notified each New Term Loan Lender of its allocated New Term Loan Commitment, and each of the New Term Loan Lenders is listed as a signatory to this Third Amendment. Prior to the Preliminary Third Amendment Effective Date, the Administrative Agent has furnished to the Borrower a copy of the New Term Loan Commitment Schedule. On the Preliminary Third Amendment Effective Date, all then outstanding B Term Loans shall be refinanced in full as follows (and as described in following Part II.4.):

Exhibit 10.25

(i)            the aggregate principal amount of B Term Loans of each Lender holding outstanding B Term Loans and which does not have a New Term Loan Commitment shall be repaid in full in cash; and

(ii)           the aggregate principal amount of B Term Loans of each Lender holding outstanding B Term Loans and which has a New Term Loan Commitment shall automatically be converted into New Term Loans; provided that (x) if the New Term Loan Commitment of such Lender exceeds the then outstanding principal amount of its B Term Loans, such Lender shall fund additional New Term Loans in an amount equal to such difference as set forth in Part II.4. below and (y) if the New Term Loan Commitment of such Lender is less than the aggregate principal amount of such Lender’s then outstanding B Term Loans, the principal amount of its then outstanding B Term Loans shall be repaid to such Lender in cash in an amount equal to such difference.

4.             On the Preliminary Third Amendment Effective Date, each Lender with a New Term Loan Commitment hereby agrees to fund its New Term Loans to the Borrower in an aggregate principal amount equal to such Lender’s New Term Loan Commitment as follows:

(i)            each New Term Loan Lender which has then outstanding B Term Loans, shall fund its New Term Loans by converting its then outstanding principal of B Term Loans (up to the amount of its New Term Loan Commitment) into New Term Loans as (and to the extent) provided in Part II.3.(ii) above;

(ii)           each New Term Loan Lender which has then outstanding B Term Loans and which has a New Term Loan Commitment which exceeds the aggregate amount of its then outstanding B Term Loans shall also fund an amount equal to such excess to the Borrower; and

(iii)          each New Term Loan Lender which has no then outstanding B Term Loans shall fund the full amount of its New Term Loan Commitment to the Borrower.

5.             The Borrower shall give the Administrative Agent, for distribution to the New Term Loan Lenders and the Lenders of then outstanding B Term Loans, written notice of the funding of the New Term Loans at least one Business Day prior to the Preliminary Third Amendment Effective Date, which notice shall be in form and substance reasonably satisfactory to the Administrative Agent and shall be deemed to be both a notice of borrowing and, subject to Part II.8. below, of prepayment for purposes of Section 2.12(a) of the Credit Agreement. All Interest Periods applicable to B Term Loans shall continue in effect (for the same amount of principal of New Term Loans) after the Third Amendment Effective Date and shall apply to the New Term Loans made on the Third Amendment Effective Date (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.10 of the Credit Agreement). The New Term Loans of the various New Term Loan Lenders shall be allocated ratably to such Interest Periods (based upon the relative principal amounts subject thereto immediately prior to the Preliminary Third Amendment Effective Date), with the effect being that B Term Loans which are converted hereunder shall continue to be subject to the same Interest Periods and any amounts funded in cash on the Third Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above. To the extent any New Term Loan Lender which is funding New Term Loans in cash suffers any loss as a result of funding its New Term Loans during an Interest Period rather than on the first day thereof (after taking such steps as may be reasonably available to it to mitigate or avoid such loss), it shall provide prompt notice thereof to the Borrower through the Administrative Agent (certifying that it has suffered such a loss and the amount thereof, describing in reasonable detail the nature of such loss and the reasons therefor, and setting forth a reasonably detailed explanation of the calculation thereof) and the Borrower shall promptly following receipt of such request reimburse it for such loss so sustained.

6.            Each New Term Loan Lender shall be required to execute and deliver a counterpart of this Third Amendment on or prior to the Preliminary Third Amendment Effective Date, and any such Person which was not already a Lender under the Credit Agreement hereby agrees that it shall be party to the Credit Agreement (as amended from time to time) as a Lender as fully as if it were a Lender originally party thereto, and agrees to furnish to the Administrative Agent from time to time following any request therefor all documentation required of Lenders party to the Credit Agreement on the Closing Date, as fully as if it were a party thereto on the Closing Date.

7.             The Borrower hereby agrees that, upon request to the Administrative Agent by any New Term Loan Lender made on or prior to the Third Amendment Effective Date, in order to evidence such New Term Loan Lender’s New Term Loans hereunder, the Borrower will execute and deliver to such New Term Loan Lender a Note, with appropriate insertions therein as to payee, date and principal amount, payable to the order of such New Term Loan Lender and in a principal amount equal to the unpaid principal amount of the New Term Loans made by

Exhibit 10.25

such New Term Loan Lender to the Borrower. Each such Note evidencing a New Term Loan shall (x) be dated the Preliminary Third Amendment Effective Date, (y) be payable as provided in Section 2.04 of the Credit Agreement and (z) provide for the payment of interest in accordance with Section 2.06 of the Credit Agreement. If any New Term Loan Lender which was already a Lender of B Term Loans prior to the Third Amendment Effective Date requests a replacement Note hereunder, such Lender shall surrender the respective Note, if any, held by it. Any Notes so surrendered shall be delivered to the Administrative Agent and returned by it to the Borrower marked “cancelled.” If a New Term Loan Lender was already a Lender of B Term Loans prior to the Preliminary Third Amendment Effective Date, and is a holder of a Note issued prior to the Preliminary Third Amendment Effective Date evidencing same, such Note shall continue to evidence its outstanding New Term Loans following the Third Amendment Effective Date unless replaced in accordance with the foregoing provisions, as and to the extent otherwise contemplated by the Credit Agreement (although if the respective New Term Loan Lender is making New Term Loans in excess of the aggregate principal amount of such Note, it shall be entitled to receive a replacement Note in accordance with the preceding provisions).

8.             On the Third Amendment Effective Date, the Borrower shall pay (a) in cash all interest accrued on the B Term Loans through the Preliminary Third Amendment Effective Date and (b) to each B Term Lender that is not a New Term Loan Lender, and to each New Term Loan Lender to the extent such Lender is repaid cash pursuant to clause (y) in the proviso to Part II.3.(ii) above, any breakage loss or expenses due under Section 2.15 of the Credit Agreement (it being understood that existing Interest Periods of the B Term Loans held by New Term Loan Lenders prior to the Preliminary Third Amendment Effective Date shall continue on and after the Third Amendment Effective Date and shall accrue interest in accordance with Section 2.06 of the Credit Agreement on and after the Preliminary Third Amendment Effective Date).

9.             The Borrower hereby further acknowledges and agrees that all indemnifications provided in the Credit Agreement and Loan Documents which are applicable to Lenders shall continue to apply to the Lenders of B Term Loans which are refinanced pursuant to this Third Amendment.

III.             Additional New Term Loans

1.             The Required Lenders (determined after giving effect to the Preliminary Third Amendment Effective Date) hereby consent and agree to allow additional extensions of credit (the “Additional New Term Loans”) under the Credit Agreement as contemplated in Section 9.08(c)(i) thereof which shall be provided by the Additional New Term Loan Lenders (as defined below) and shall be drawn on the Final Third Amendment Effective Date (as defined below). The proceeds of the Additional New Term Loans shall be applied on the Third Amendment Effective Date to (i) repay approximately $50,000,000 of outstanding Revolving Loans, (ii) refinance all outstanding Second Lien Loans and (iii) pay fees and expenses in connection with this Third Amendment.

2.             The Additional New Term Loans having the following terms: (i) the borrower of the Additional New Term Loans shall be the Borrower, (ii) the aggregate principal amount of the Additional New Term Loans shall not exceed $306,000,000, (iii) all terms applicable to the Additional New Term Loans as amended hereby (including, without limitation, maturity) shall be the same as those that theretofore applied to the New Term Loans; provided that the Additional New Term Loans, together with the New Term Loans (all of which shall, after giving effect to the Final Third Amendment Effective Date, constitute “B Term Loans” under the Credit Agreement as described below), shall amortize as set forth on the table appearing in Part I.9 of this Third Amendment and (iv) at all times after the Final Third Amendment Effective Date, the Additional New Term Loans made hereunder shall, together with all New Term Loans, thereafter for all purposes of the Credit Agreement be referred to as (and constitute) “B Term Loans”, with all provisions of the Credit Agreement and related Loan Documents applicable to B Term Loans (and to Loans) to fully apply to said Additional New Term Loans (which shall thereafter be called (and constitute) “B Term Loans” and shall constitute “Loans” under the Credit Agreement and for purposes of the Loan Documents); provided that, notwithstanding the foregoing provisions of this clause (iv), the Additional New Term Loans made hereunder shall not constitute “B Term Loans” with respect to provisions of the Credit Agreement that were applicable only on the Closing Date or the Preliminary Third Amendment Effective Date, including, Section 2.01(a), Section 2.03 and Section 2.04(e) (to the extent relating to the Closing Date or assignments effected before the Final Third Amendment Effective Date) of the Credit Agreement.

3.             The Administrative Agent has prepared a schedule (the “Additional New Term Loan Commitment Schedule”) which sets forth the allocated commitments received by it (“Additional New Term Loan

Exhibit 10.25

Commitments”) from various Lenders (including Persons to become Lenders on the Third Amendment Effective Date) (each, an “Additional New Term Loan Lender”) to make Additional New Term Loans on the Final Third Amendment Effective Date in accordance with the relevant provisions of this Third Amendment. The Administrative Agent has notified each Additional New Term Loan Lender of its allocated Additional New Term Loan Commitment, and each of the Additional New Term Loan Lenders is listed as a signatory to this Third Amendment. Prior to the Final Third Amendment Effective Date, the Administrative Agent has furnished to the Borrower a copy of the Additional New Term Loan Commitment Schedule.

4.             On the Final Third Amendment Effective Date, each Lender with an Additional New Term Loan Commitment hereby agrees to fund its Additional Term Loans to the Borrower in an aggregate principal amount equal to such Lender’s Additional New Term Loan Commitment.

5.             The Required Lenders (determined after giving effect to the Preliminary Third Amendment Effective Date) and each Additional New Term Loan Lender hereby agree that any written notice of the borrowing of the Additional New Term Loans required pursuant to the provisions of the Credit Agreement is deemed satisfied by virtue of the occurrence of the Final Third Amendment Effective Date. All Interest Periods applicable to New Term Loans shall continue in effect (for the same amount of principal of New Term Loans plus additional amounts attributable to the Additional New Term Loans allocated thereto under the next sentence) after the Final Third Amendment Effective Date and shall apply to the New Term Loans made on the Preliminary Third Amendment Effective Date (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.10 of the Credit Agreement). Each Borrowing of New Term Loans outstanding immediately prior to the Final Third Amendment Effective Date will, on the Third Amendment Effective Date, be increased ratably (based on the relative principal amounts of each such Borrowing) by the amount by which the aggregate principal amount of Additional New Term Loans, and the Additional New Term Loans of the various Additional New Term Loan Lenders shall be allocated ratably to such Interest Periods (based upon the relative principal amounts subject thereto immediately prior to the Final Third Amendment Effective Date), with the effect being that New Term Loans funded as described in Part II of this Third Amendment shall continue to be subject to the same Interest Periods and all Additional New Term Loans shall be ratably allocated to the various Interest Periods as described above. To the extent any Additional New Term Loan Lender suffers any loss as a result of funding its Additional New Term Loans during an Interest Period rather than on the first day thereof (after taking such steps as may be reasonably available to it to mitigate or avoid such loss), it shall provide prompt notice thereof to the Borrower through the Administrative Agent (certifying that it has suffered such a loss and the amount thereof, describing in reasonable detail the nature of such loss and the reasons therefor, and setting forth a reasonably detailed explanation of the calculation thereof) and the Borrower shall promptly following receipt of such request reimburse it for such loss so sustained.

6.            Each Additional New Term Loan Lender shall be required to execute and deliver a counterpart of this Third Amendment on or prior to the Final Third Amendment Effective Date, and any such Person which was not already a Lender under the Credit Agreement hereby agrees that it shall be party to the Credit Agreement (as amended from time to time) as a Lender as fully as if it were a Lender originally party thereto, and agrees to furnish to the Administrative Agent from time to time following any request therefor all documentation required of Lenders party to the Credit Agreement on the Closing Date, as fully as if it were a party thereto on the Closing Date.

7.             The Borrower hereby agrees that, upon request to the Administrative Agent by any Additional New Term Loan Lender made on or prior to the Final Third Amendment Effective Date, in order to evidence such Additional New Term Loan Lender’s Additional New Term Loans hereunder, the Borrower will execute and deliver to such Additional New Term Loan Lender a Note, with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Additional New Term Loan Lender and in a principal amount equal to the unpaid principal amount of the Additional New Term Loans made by such Additional New Term Loan Lender to the Borrower. Each such Note evidencing a Additional New Term Loan shall (x) be dated the Final Third Amendment Effective Date, (y) be payable as provided in Section 2.04 of the Credit Agreement and (z) provide for the payment of interest in accordance with Section 2.06 of the Credit Agreement. If any Additional New Term Loan Lender which was already a Lender of New Term Loans requests a replacement Note hereunder, such Lender shall surrender the respective Note, if any, held by it. Any Notes so surrendered shall be delivered to the Administrative Agent and returned by it to the Borrower marked “cancelled”.

IV.             Miscellaneous Provisions

Exhibit 10.25

1.             In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Preliminary Third Amendment Effective Date or the Final Amendment Effective Date after giving effect to this Third Amendment and the applicable transactions permitted (or required) hereunder as described in preceding Part I, and (ii) all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on both the Third Amendment Effective Date and the Final Amendment Effective Date after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.             This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             (a) Part I.30 and Part II of this Third Amendment shall become effective on the date (the “Preliminary Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)            the Administrative Agent, the Borrower, each other Loan Party and each New Term Loan Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission or electronic mail) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Yanni Guo (facsimile number 212-354-8113);

(ii)           the notice required pursuant to (x) Part II.5 of this Third Amendment and Section 2.12(a) of the Second-Lien Credit Agreement shall have been given and each such notice period shall have expired;

(iii)          the Borrower shall have paid in full all fees, costs and expenses (including legal fees and expenses) then due and payable pursuant to the Credit Agreement;

(iv)          there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this Third Amendment and the Loan Documents as amended by this Third Amendment, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment;

(v)            the Administrative Agent shall have received from Simpson Thacher & Bartlett, special New York counsel to the Borrower, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Third Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(vi)          the Administrative Agent shall have received an officer’s certificate from a Responsible Officer of the Borrower accompanied by supporting schedules reasonably satisfactory to the Administrative Agent evidencing compliance with the Senior Note Indenture and the Senior Subordinated Note Indenture; and

(b)           Part I (other than Section 30 thereof, which shall become effective pursuant to the terms of preceding clause (a)) and Part III of this Third Amendment shall become effective on the date (the “Final Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)           the Third Amendment Effective Date shall have occurred; and

(ii)           the Required Lenders (determined after giving effect to the Preliminary Third Amendment Effective Date and the funding of the New Term Loans) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile

Exhibit 10.25

transmission or electronic mail) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Yanni Guo (facsimile number 212-354-8113).

6.            By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Guarantee Agreements in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7.             From and after the Preliminary Third Amendment Effective Date and the Final Third Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

* * *

Exhibit 10.25

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

GRAHAM PACKAGING COMPANY, L.P.

By: GPC Opco LLC, its general partner

By:__________________________________

Name:

Title:

GRAHAM PACKAGING HOLDINGS COMPANY

By: BCP/Graham Holdings L.L.C., its general partner

By:__________________________________

Name:

Title:

GPC CAPITAL CORP. I

By:__________________________________

Name:

Title:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:__________________________________

Name:

Title:

Exhibit 10.25

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF MARCH 19, 2007, AMONG GRAHAM PACKAGING HOLDINGS COMPANY, GRAHAM PACKAGING COMPANY, L.P., GPC CAPITAL CORP. I, THE LENDERS PARTY THERETO FROM TIME TO TIME, CITIGROUP GLOBAL MARKETS INC., AS SYNDICATION AGENT, GOLDMAN SACHS CREDIT PARTNERS, L.P., GENERAL ELECTRIC CAPITAL CORPORATION AND LEHMAN COMMERCIAL PAPER INC., AS CO-DOCUMENTATION AGENTS, DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT FOR THE LENDERS, LASALLE BANK NATIONAL ASSOCIATION AND MANUFACTURERS AND TRADERS TRUST COMPANY, AS SENIOR MANAGING AGENTS, DEUTSCHE BANK SECURITIES INC. AND CITIGROUP GLOBAL MARKETS INC., AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS, AND GOLDMAN SACHS CREDIT PARTNERS, L.P., AS JOINT BOOK RUNNER

NAME OF INSTITUTION:

__________________________________________

By:_______________________________________

Name:
Title:

Exhibit 10.25

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part III, Section 6 thereof).

GPC CAPITAL CORP. I

GRAHAM PACKAGING POLAND, L.P.

By: GPC Sub GP LLC, its general partner

GRAHAM RECYCLING COMPANY, L.P.

By: GPC Sub GP LLC, its general partner

GRAHAM PACKAGING FRANCE PARTNERS

By: Graham Packaging Company, L.P., its general partner
By: GPC Opco GP LLC, its general partner

GRAHAM PACKAGING LATIN AMERICA, LLC

GPC SUB GP LLC

GRAHAM PACKAGING WEST JORDAN, LLC

GRAHAM PACKAGING ACQUISITION CORP.

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

GRAHAM PACKAGING PET TECHNOLOGIES INC.

GRAHAM PACKAGING LEASING USA INC.

GRAHAM PACKAGING CONTROLLERS USA, INC.

GRAHAM PACKAGING COMERC USA INC.

GRAHAM PACKAGING REGIOPLAST STS INC.

GRAHAM PACKAGING TECHNOLOGICAL SPECIALTIES INC.

GRAHAM PACKAGING INTERNATIONAL PLASTIC PRODUCTS INC.

on behalf of each of the above Subsidiary Guarantors

By:________________________________

Name:

Title: